UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21609

Western Asset Variable Rate Strategic Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2008

ITEM 1.                                             REPORT TO STOCKHOLDERS.

The ANNUAL Report to Stockholders is filed herewith.

ANNUAL REPORT / SEPTEMBER 30, 2008

Western Asset

Variable Rate

Strategic Fund Inc.

(GFY)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maintain a high level of current income.

What’s inside

Letter from chairman	I

Fund overview	1

Fund at a glance	5

Schedule of investments	6

Statement of assets and liabilities	24

Statement of operations	25

Statements of changes in net assets	26

Financial highlights	27

Notes to financial statements	28

Report of independent registered public accounting firm	40

Additional information	41

Annual chief executive officer and chief financial officer certifications	47

Important tax information	48

Dividend reinvestment plan	49

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended September 30, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S.dollar, and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter. According to the advance estimate released by the U.S. Department of Commerce, third quarter 2008 GDP declined 0.3%.

Consensus expectations now point to the U.S. falling into a recession later this year or in early 2009. Consumer spending, which represents approximately two-thirds of GDP, is moderating, as evidenced by the three consecutive months of declining retail sales during the third quarter of 2008. According to the Department of Commerce, September’s 1.2% fall in retail sales was the sharpest decline in three years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the first nine months of 2008. Year-to-date through September, roughly 760,000 jobs have been shed and the unemployment rate now stands at 6.1%, its highest level in five years.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September, the Fed held rates steady. Then,

Western Asset Variable Rate Strategic Fund Inc.	I

Letter from the chairman continued

on October 8, 2008 (after the reporting period ended), in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. In conjunction with its October meeting, the Fed stated: “The pace of economic activity appears to have slowed markedly, owing importantly to a decline in consumer expenditures. ... Moreover, the intensification of financial market turmoil is likely to exert additional restraint on spending, partly by further reducing the ability of households and businesses to obtain credit.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, the Treasury proposed a $700 billion rescue plan to help financial institutions reduce their exposure to troubled mortgage-related securities. After the House of Representatives initially rejected the plan on September 29, 2008, a revamped version was approved by Congress and, on October 3, 2008, signed into law by President Bush. Also in October, the government announced a plan to purchase stakes in the nation’s largest banks and guarantee certain bank debts. Also, the Federal Deposit Insurance Corporation (“FDIC”) temporarily increased its insurance on bank accounts from $100,000 to $250,000.

During the 12-month reporting period ended September 30, 2008, both short-and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial

II	Western Asset Variable Rate Strategic Fund Inc.

markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, including high-quality corporate bonds and high grade municipal bonds. At one point in September, the yield available from the three-month Treasury bill fell to 0.04%, as investors were essentially willing to forgo any return potential in order to access the safety of government-backed securities. During the 12 months ended September 30, 2008, two-year Treasury yields fell from 3.97% to 2.00%. Over the same time frame, 10-year Treasury yields moved from 4.59% to 3.85%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 3.65%.

Periods of increased investor risk aversion caused the high-yield bond market to produce poor results over the 12 months ended September 30, 2008. While the asset class rallied on several occasions, it was not enough to overcome numerous flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September 2008. During the month of September, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01%. Over the 12 months ended September 30, 2008, the Index returned -11.66%.

Despite periods of extreme market volatility and increased investor risk aversion, emerging market debt prices held up fairly well during most of the reporting period. In general, the asset class was supported by solid demand, superior growth rates in emerging market countries, increased domestic spending and rating upgrades in countries such as Brazil. However, fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices sharply lower in September. During the month of September, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -6.84%. Over the 12 months ended September 30, 2008, the EMBI Global returned -2.72%.

Special shareholder notices

On September 2, 2008, the Fund announced a monthly distribution of $0.0710 per common share for September 2008. The Fund had previously paid a monthly distribution of $0.0950 per common share. In declaring the new rate, the Fund cited the decrease in net investment income generated by its investment portfolio as a result of the significant decline in interest rates paid by variable rate, shorter-term securities since the beginning of the year.

Western Asset Variable Rate Strategic Fund Inc.	III

Letter from the chairman continued

The Fund also announced that it will declare and pay distributions monthly effective with the September 2008 distribution declaration in order to be able to adjust any potential distribution so that it reflects the current level of net investment income generated by the Fund’s investment portfolio. Prior to this change, the Fund declared distributions quarterly and paid them monthly.

On October 15, 2008, after the close of the reporting period, the Fund announced a monthly distribution of $0.0660 for October 2008. In declaring this new rate, the Fund has decreased its distribution to a level that approximates the current level of net investment income generated by its investment portfolio.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and, perhaps, into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment

IV	Western Asset Variable Rate Strategic Fund Inc.

goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 31, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Variable Rate Strategic Fund Inc.	V

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Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. The Fund invests in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

Western Asset Management Company (“Western Asset”), the Fund’s subadviser, utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 3.97% and 4.59%, respectively. Treasury yields initially moved higher—and their prices moved lower—as surging oil and food prices triggered inflationary pressures and economic growth was better than expected. Toward the end of 2007, yields drifted lower and they continued to decline through the first quarter of 2008, as concerns regarding the subprime mortgage market and a severe credit crunch caused a “flight to quality.” During this period, investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market to falter.

Treasury yields then moved higher in April, May and early June, as inflationary pressures increased. During this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. This caused Treasury yields to move lower during much of the remainder of the reporting period. At the end of the fiscal year, two- and 10-year Treasury yields were 2.00% and 3.85%, respectively.

While the Fed attempted to stimulate growth by cutting the federal funds rateii from 5.25% to 2.00% from September 2007 through April 2008, it held rates steady during the remainder of the fiscal year. However, in early October, after the reporting period ended, the Fed lowered rates from 2.00% to 1.50%, citing “weakening of economic activity and a reduction in inflationary pressures.” The Fed further reduced the federal funds rate from 1.50% to 1.00% on October 29, 2008.

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	1

Fund overview continued

Q. How did we respond to these changing market conditions?

A. The Fund increased its exposure to investment grade corporate debt following the massive widening of spreads in March 2008. After a spike in investor risk aversion associated with the failure of Bear Stearns, spreads in the corporate sector widened to all-time historic levels, particularly in Financials. Given what we believed to be better balance sheets and fundamentals than what was implied by pricing, the Fund began selectively increasing its exposure to the corporate sector in the months that followed. As further discussed in this overview, this repositioning was detrimental to performance over the period.

Performance review

For the 12 months ended September 30, 2008, Western Asset Variable Rate Strategic Fund Inc. returned -14.40% based on its net asset value (“NAV”)iii and -23.67% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Merrill Lynch Constant Maturity 3-Month LIBOR Indexiv, returned 3.88% for the same period. The Lipper Global Income Closed-End Funds Category Averagev returned -5.81% over the same time frame. However, the Fund’s variable rate mandate makes meaningful comparisons with funds in the Lipper Global Income Closed-End Funds Category, which have longer durationvi mandates, difficult. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $1.12 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of September 30, 2008. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of September 30, 2008 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$15.12 (NAV)	-14.40%
$12.00 (Market Price)	-23.67%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Agency mortgage-backed securities (“MBS”) suffered for a majority of the period until the U.S. Treasury took the government-sponsored enterprises (“GSEs”) into conservatorship and spreads began to compress. A major rally was set off in the final weeks of the reporting period and an overweight to

2	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

agency pass-throughs benefited performance for the 12 months ended September 30, 2008.

Q. What were the leading detractors from performance?

A. The period under review may be characterized as the worst financial crisis since the Great Depression. Investor trust broke down over the course of the preceding 12 months, culminating in a dramatic climax in September. During the month, we saw significant involvement by governments across the developed and developing world, including plans by a number of countries to nationalize a large part of their banking systems to ensure the underlying economy did not suffer the same type of negative reaction that gripped the financial markets.

In this environment, an emphasis on spread sectors had a major negative impact on performance, as all securities without explicit government backing suffered significant losses. In fact, Treasury bills outperformed nearly every other asset class during the fiscal year. The Fund’s allocation to non-agency MBS was the most significant detractor from performance for the period as liquidity evaporated and pricing was negatively impacted by wave after wave of distressed sales by financial institutions that were in desperate need of liquidity. The Fund’s allocation to high-yield and investment grade bonds detracted from performance as their spreads widened to historic levels, finishing the period with pricing that would imply that defaults would greatly surpass the levels experienced during the past few recessions. Within the high-yield asset class, our exposures to bank loans and the Financials and Industrials sectors were the largest detractors from performance. Within the investment grade arena, our exposure to the Financials sector was the primary detractor.

Looking for additional information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGFYX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	3

Fund overview continued

Thank you for your investment in Western Asset Variable Rate Strategic Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 29, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2008 were: Financials (23.4%), Collateralized Mortgage Obligations (21.3%), Mortgage-Backed Securities (16.1%), Energy (6.8%) and Consumer Discretionary (6.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your common shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and changes in political conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

Net asset value (“NAV”) is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price, as determined by supply of and demand for the Fund’s shares.

iv

The Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-month LIBOR rate) and is rolled into a new 3-month instrument. The Index, therefore, will always have a constant maturity equal to exactly 3 months.

v

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended September 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 15 funds in the Fund’s Lipper category.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

4	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — September 30, 2008

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	5

Schedule of investments

September 30, 2008

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 35.0%
CONSUMER DISCRETIONARY — 3.9%
	Auto Components — 0.1%
100,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	$53,500
	Visteon Corp., Senior Notes:
46,000	8.250% due 8/1/10	38,410
118,000	12.250% due 12/31/16(a)	71,390
	Total Auto Components	163,300
	Automobiles — 0.8%
400,000	Daimler Chrysler North America Holding Corp., Notes, 6.500% due 11/15/13	390,770
	Ford Motor Co.:
	Debentures:
60,000	8.875% due 1/15/22	27,600
50,000	6.625% due 10/1/28	19,250
790,000	Notes, 7.450% due 7/16/31	343,650
	General Motors Corp., Senior Debentures:
50,000	8.250% due 7/15/23	19,875
410,000	8.375% due 7/15/33	166,050
	Total Automobiles	967,195
	Diversified Consumer Services — 0.1%
	Education Management LLC/Education Management Finance Corp.:
60,000	Senior Notes, 8.750% due 6/1/14	50,400
35,000	Senior Subordinated Notes, 10.250% due 6/1/16	28,175
30,000	Service Corp. International, Senior Notes, 7.625% due 10/1/18	27,000
	Total Diversified Consumer Services	105,575
	Hotels, Restaurants & Leisure — 0.5%
35,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(b)	525
234,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19(a)	176,670
70,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	47,950
260,000	MGM MIRAGE Inc., Senior Notes, 7.625% due 1/15/17	188,500
200,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	139,000
25,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	17,250
10,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 6.875% due 2/1/14(a)(c)	7,250
	Station Casinos Inc.:
155,000	Senior Notes, 7.750% due 8/15/16	84,862

See Notes to Financial Statements.

6	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 0.5% continued
15,000	Senior Subordinated Notes, 6.875% due 3/1/16	$4,275
	Total Hotels, Restaurants & Leisure	666,282
	Household Durables — 0.2%
45,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	43,425
220,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	199,100
	Total Household Durables	242,525
	Internet & Catalog Retail — 0.0%
10,000	Expedia Inc., Senior Notes, 8.500% due 7/1/16(a)	9,050
	Media — 2.0%
60,000	Affinion Group Inc., Senior Notes, 10.125% due 10/15/13	56,700
557,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	370,405
10,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	5,850
100,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)	97,500
30,000	CMP Susquehanna Corp., 9.875% due 5/15/14	16,950
	Comcast Corp., Senior Notes:
400,000	3.088% due 7/14/09(c)	391,478
400,000	6.500% due 1/15/17	376,528
	CSC Holdings Inc.:
75,000	Senior Debentures, 8.125% due 8/15/09	74,438
250,000	Senior Notes, 8.125% due 7/15/09	248,125
375,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14	301,875
105,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	29,138
	R.H. Donnelley Corp.:
80,000	Senior Discount Notes, 6.875% due 1/15/13	31,600
240,000	Senior Notes, 8.875% due 10/15/17	82,800
50,000	Sun Media Corp., 7.625% due 2/15/13	46,250
400,000	Time Warner Inc., Senior Notes, 6.875% due 5/1/12	396,908
40,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(a)	31,800
	Total Media	2,558,345
	Multiline Retail — 0.1%
115,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(d)	106,950
60,000	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15(d)	50,550
	Total Multiline Retail	157,500

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	7

Schedule of investments continued

September 30, 2008

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Specialty Retail — 0.1%
80,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	$57,600
30,000	Michaels Stores Inc., Senior Subordinated Bonds, 11.375% due 11/1/16	14,325
	Total Specialty Retail	71,925
	Textiles, Apparel & Luxury Goods — 0.0%
25,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	22,719
	TOTAL CONSUMER DISCRETIONARY	4,964,416
CONSUMER STAPLES — 0.7%
	Food & Staples Retailing — 0.6%
452,604	CVS Corp., Pass-through Certificates, 6.117% due 1/10/13(a)	453,808
300,000	Safeway Inc., Senior Notes, 6.500% due 3/1/11	309,300
	Total Food & Staples Retailing	763,108
	Tobacco — 0.1%
	Alliance One International Inc., Senior Notes:
10,000	8.500% due 5/15/12	9,300
70,000	11.000% due 5/15/12	68,950
	Total Tobacco	78,250
	TOTAL CONSUMER STAPLES	841,358
ENERGY — 6.2%
	Energy Equipment & Services — 0.1%
155,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	148,025
20,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	19,200
	Total Energy Equipment & Services	167,225
	Oil, Gas & Consumable Fuels — 6.1%
400,000	Amerada Hess Corp., Senior Notes, 6.650% due 8/15/11	400,251
1,100,000	Anadarko Petroleum Corp., Senior Notes, 3.219% due 9/15/09(c)	1,087,298
170,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	155,550
	Chesapeake Energy Corp., Senior Notes:
70,000	6.375% due 6/15/15	62,825
215,000	7.250% due 12/15/18	198,875
210,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	201,600
300,000	ConocoPhillips, 4.750% due 10/15/12	295,299
400,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	417,505
	El Paso Corp., Medium-Term Notes:
375,000	7.375% due 12/15/12	362,467
300,000	7.750% due 1/15/32	252,586
	Enterprise Products Operating LP:
80,000	Junior Subordinated Notes, 8.375% due 8/1/66(c)	74,261

See Notes to Financial Statements.

8	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 6.1% continued
120,000	Subordinated Notes, 7.034% due 1/15/68(c)	$96,901
60,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	57,000
	Gazprom, Loan Participation Notes:
190,000	6.212% due 11/22/16(a)	150,719
210,000	6.510% due 3/7/22(a)	151,725
30,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	26,925
170,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(a)	147,050
	Kinder Morgan Energy Partners LP, Senior Notes:
240,000	7.500% due 11/1/10	247,940
400,000	6.000% due 2/1/17	363,166
330,000	LUKOIL International Finance BV, 6.356% due 6/7/17(a)	252,450
55,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14	49,500
75,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	72,750
1,000,000	SandRidge Energy Inc., 6.416% due 4/1/14(a)(c)	941,556
45,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(b)(e)	4,725
140,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	130,900
20,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	16,100
500,000	Williams Cos. Inc., Notes, 8.750% due 3/15/32	513,971
	XTO Energy Inc., Senior Notes:
400,000	7.500% due 4/15/12	419,233
500,000	5.500% due 6/15/18	442,769
	Total Oil, Gas & Consumable Fuels	7,593,897
	TOTAL ENERGY	7,761,122
FINANCIALS — 11.9%
	Capital Markets — 1.5%
400,000	Bear Stearns Cos. Inc., 3.029% due 1/31/11(c)	391,001
550,000	Goldman Sachs Capital III, Preferred Securities, 3.581% due 9/1/12(c)(f)	195,041
	Merrill Lynch & Co. Inc., Medium-Term Notes:
680,000	4.610% due 5/20/09(c)	663,933
400,000	3.000% due 7/25/11(c)	345,850
400,000	Morgan Stanley, Medium-Term Notes, 3.010% due 1/9/14(c)	256,932
	Total Capital Markets	1,852,757
	Commercial Banks — 3.2%
500,000	American Express Bank FSB, 2.775% due 6/12/17(c)	375,248
770,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14(a)	571,725
	HSBC Bank PLC:
	(Credit Linked to JSC Bank TuranAlem), Medium-Term Notes:
800,000	5.616% due 7/20/12(a)(c)	538,720
60,000	8.060% due 8/20/12(c)	43,476

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	9

Schedule of investments continued

September 30, 2008

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Commercial Banks — 3.2% continued
60,000		8.310% due 8/20/12(c)	$43,848
14,936,000	RUB	Credit-Linked Notes (Russian Agricultural Bank), 8.900% due 12/20/10(a)(c)	535,632
560,000		HSBK Europe BV, 7.250% due 5/3/17(a)	338,800
830,000		ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(a)(c)	631,485
7,212,500	RUB	JPMorgan Chase Bank, Credit-Linked Notes (Russian Agricultural Bank), 9.500% due 2/11/11(a)(g)	275,184
250,000		TuranAlem Finance BV, Bonds, 4.166% due 1/22/09(a)(c)	225,313
390,000		VTB Capital SA, Loan Participation Notes, 4.491% due 11/2/09(a)(c)	352,950
300,000		Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/11(c)(f)	126,057
		Total Commercial Banks	4,058,438
		Consumer Finance — 4.0%
400,000		American Express Co., Subordinated Debentures, 6.800% due 9/1/66(c)	342,412
		Ford Motor Credit Co., Senior Notes:
3,000,000		4.361% due 1/15/10(c)	2,457,819
220,000		9.875% due 8/10/11	151,859
		General Motors Acceptance Corp.:
50,000		Bonds, 8.000% due 11/1/31	18,887
		Notes:
25,000		7.250% due 3/2/11	11,830
4,000,000		5.011% due 12/1/14(c)	1,849,088
500,000		6.750% due 12/1/14	192,090
		Total Consumer Finance	5,023,985
		Diversified Financial Services — 2.7%
300,000		AGFC Capital Trust I, 6.000% due 1/15/67(a)(c)	80,666
600,000		Aiful Corp., Notes, 5.000% due 8/10/10(a)	466,266
400,000		Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18(c)(f)	317,225
100,000		CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	81,750
250,000		Chukchansi Economic Development Authority, Senior Notes, 6.328% due 11/15/12(a)(c)	203,125
685,000		Citigroup Inc., Senior Subordinated Notes, 3.084% due 6/9/16(c)	488,322
700,000		General Electric Capital Corp., Subordinated Debentures, 6.375% due 11/15/67(c)	567,338
80,000		Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	78,200
300,000		Merna Reinsurance Ltd., Subordinated Notes, 4.551% due 7/7/10(a)(c)	286,860
840,000		TNK-BP Finance SA, 6.875% due 7/18/11(a)	724,500
20,000		Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 10.072% due 10/1/15	17,400

See Notes to Financial Statements.

10	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Diversified Financial Services — 2.7% continued
125,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	$121,250
	Total Diversified Financial Services	3,432,902
	Real Estate Investment Trusts (REITs) — 0.2%
5,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	4,025
425,000	iStar Financial Inc., Senior Notes, 5.150% due 3/1/12	212,642
30,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.750% due 4/1/17	28,500
	Total Real Estate Investment Trusts (REITs)	245,167
	Real Estate Management & Development — 0.1%
15,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	6,825
190,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	65,550
	Total Real Estate Management & Development	72,375
	Thrifts & Mortgage Finance — 0.2%
300,000	Countrywide Financial Corp., Medium-Term Notes, 3.242% due 5/7/12(c)	265,678
	TOTAL FINANCIALS	14,951,302
HEALTH CARE — 0.5%
	Health Care Equipment & Supplies — 0.0%
15,000	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17	13,125
	Health Care Providers & Services — 0.5%
60,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	57,300
	HCA Inc.:
195,000	Notes, 6.375% due 1/15/15	154,537
100,000	Senior Secured Notes, 9.625% due 11/15/16(d)	95,250
275,000	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14	269,500
10,000	Universal Hospital Services Inc., Senior Secured Notes, 8.500% due 6/1/15(d)	9,375
36,000	US Oncology Holdings Inc., Senior Notes, 8.334% due 3/15/12(c)(d)	27,720
	Total Health Care Providers & Services	613,682
	Pharmaceuticals — 0.0%
145,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(b)(e)	7,613
	TOTAL HEALTH CARE	634,420
INDUSTRIALS — 2.4%
	Aerospace & Defense — 0.4%
100,000	DRS Technologies Inc., Senior Subordinated Notes, 6.625% due 2/1/16	101,500
	Hawker Beechcraft Acquisition Co.:
80,000	Senior Notes, 8.875% due 4/1/15(d)	72,800

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	11

Schedule of investments continued

September 30, 2008

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Aerospace & Defense — 0.4% continued
20,000	Senior Subordinated Notes, 9.750% due 4/1/17	$18,000
250,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	246,875
	Total Aerospace & Defense	439,175
	Airlines — 0.1%
160,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	149,600
	Building Products — 0.7%
	Associated Materials Inc.:
100,000	Senior Discount Notes, step bond to yield 16.276% due 3/1/14	65,000
100,000	Senior Subordinated Notes, 9.750% due 4/15/12	99,000
	GTL Trade Finance Inc.:
350,000	7.250% due 10/20/17(a)	341,663
389,000	7.250% due 10/20/17(a)	373,574
5,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	2,875
100,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.553% due 3/1/14	43,500
	Total Building Products	925,612
	Commercial Services & Supplies — 0.3%
90,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	88,200
125,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	128,125
110,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	83,875
120,000	US Investigations Services Inc., Senior Subordinated Notes, 10.500% due 11/1/15(a)	107,400
	Total Commercial Services & Supplies	407,600
	Construction & Engineering — 0.4%
570,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(a)	520,125
	Industrial Conglomerates — 0.1%
	Sequa Corp., Senior Notes:
40,000	11.750% due 12/1/15(a)	33,800
41,350	13.500% due 12/1/15(a)(d)	34,941
	Total Industrial Conglomerates	68,741
	Road & Rail — 0.2%
360,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	302,400
	Trading Companies & Distributors — 0.1%
50,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	43,250
130,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	96,850
	Total Trading Companies & Distributors	140,100
	Transportation Infrastructure — 0.1%
175,000	Swift Transportation Co., Senior Secured Notes, 10.554% due 5/15/15(a)(c)	55,125
	TOTAL INDUSTRIALS	3,008,478

See Notes to Financial Statements.

12	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
INFORMATION TECHNOLOGY — 0.3%
	IT Services — 0.2%
50,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(a)(d)	$40,875
	SunGard Data Systems Inc.:
50,000	Senior Notes, 9.125% due 8/15/13	45,250
175,000	Senior Subordinated Notes, 10.250% due 8/15/15	152,688
	Total IT Services	238,813
	Office Electronics — 0.1%
120,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17	113,420
	Software — 0.0%
30,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	22,350
	TOTAL INFORMATION TECHNOLOGY	374,583
MATERIALS — 2.2%
	Chemicals — 0.3%
300,000	Dow Chemical Co., 6.000% due 10/1/12	303,653
195,000	Georgia Gulf Corp., Senior Notes, 10.750% due 10/15/16	88,725
20,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	17,300
25,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	25,875
	Total Chemicals	435,553
	Containers & Packaging — 0.2%
75,000	Graham Packaging Co. Inc., Senior Notes, 8.500% due 10/15/12	69,750
190,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	172,900
	Total Containers & Packaging	242,650
	Metals & Mining — 0.9%
210,000	Evraz Group SA, Notes, 8.875% due 4/24/13(a)	160,650
170,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	167,700
150,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	144,750
80,000	Noranda Aluminium Holding Corp., Senior Notes, 8.578% due 11/15/14(c)	53,200
25,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	21,875
125,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(a)	106,875
95,000	Steel Dynamics Inc., Senior Notes, 6.750% due 4/1/15	82,175
50,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15	44,750
	Vale Overseas Ltd., Notes:
128,000	6.250% due 1/23/17	120,248
101,000	6.875% due 11/21/36	90,406
170,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(a)	152,456
	Total Metals & Mining	1,145,085

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	13

Schedule of investments continued

September 30, 2008

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Paper & Forest Products — 0.8%
190,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(a)	$190,000
	Appleton Papers Inc.:
100,000	Senior Notes, 8.125% due 6/15/11	88,250
125,000	Senior Subordinated Notes, 9.750% due 6/15/14	96,563
200,000	NewPage Corp., Senior Secured Notes, 9.051% due 5/1/12(c)	180,000
400,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	395,634
	Total Paper & Forest Products	950,447
	TOTAL MATERIALS	2,773,735
TELECOMMUNICATION SERVICES — 4.3%
	Diversified Telecommunication Services — 3.6%
467,000	Axtel SAB de CV, Senior Notes, 7.625% due 2/1/17(a)	416,424
780,000	British Telecommunications PLC, Senior Notes, 8.625% due 12/15/10	815,630
45,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	32,175
135,000	Citizens Communications Co., Senior Notes, 7.875% due 1/15/27	101,925
400,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	357,336
600,000	France Telecom SA, Notes, 7.750% due 3/1/11	630,042
25,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15	3,625
225,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	219,938
300,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	314,508
40,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	30,400
250,000	Qwest Corp., Notes, 6.069% due 6/15/13(c)	213,750
300,000	Telecom Italia Capital, Senior Notes, 3.395% due 7/18/11(c)	280,154
380,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(a)	270,750
400,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	387,172
100,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(a)	79,577
230,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	193,775
190,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	176,225
	Total Diversified Telecommunication Services	4,523,406
	Wireless Telecommunication Services — 0.7%
10,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	9,400
400,000	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12	426,964
731,000	True Move Co., Ltd., 10.750% due 12/16/13(a)	497,080
	Total Wireless Telecommunication Services	933,444
	TOTAL TELECOMMUNICATION SERVICES	5,456,850

See Notes to Financial Statements.

14	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
UTILITIES — 2.6%
	Electric Utilities — 1.2%
1,022,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(a)	$1,022,000
400,000	FirstEnergy Corp., Notes, 6.450% due 11/15/11	402,188
10,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	9,750
	Total Electric Utilities	1,433,938
	Gas Utilities — 0.0%
45,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	40,050
	Independent Power Producers & Energy Traders — 1.4%
	AES Corp., Senior Notes:
375,000	9.375% due 9/15/10	376,875
25,000	8.875% due 2/15/11	24,750
120,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	96,600
	Edison Mission Energy, Senior Notes:
80,000	7.750% due 6/15/16	75,600
30,000	7.200% due 5/15/19	26,550
30,000	7.625% due 5/15/27	24,450
820,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(a)(d)	697,000
130,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	122,850
	NRG Energy Inc., Senior Notes:
75,000	7.250% due 2/1/14	69,750
310,000	7.375% due 2/1/16	279,775
	Total Independent Power Producers & Energy Traders	1,794,200
	TOTAL UTILITIES	3,268,188
	TOTAL CORPORATE BONDS & NOTES (Cost — $53,911,283)	44,034,452
ASSET-BACKED SECURITIES — 11.3%
FINANCIALS — 11.3%
	Automobiles — 0.5%
630,000	AmeriCredit Automobile Receivables Trust, 2.517% due 5/7/12(c)	591,674
	Home Equity — 10.2%
328,199	Asset Backed Funding Certificates, 2.793% due 1/25/35(c)	255,541
266,189	Asset Backed Securities Corp., 2.643% due 6/25/35(c)	262,337
129,727	Bravo Mortgage Asset Trust, 2.602% due 7/25/36(a)(c)(g)	125,835
	Countrywide Asset-Backed Certificates:
707,629	3.472% due 8/25/47(a)(c)	603,537
755,525	3.372% due 10/25/47(c)	645,613
386,014	EMC Mortgage Loan Trust, 3.022% due 3/25/31(a)(c)	258,012
1,829,009	GMAC Mortgage Corp. Loan Trust, 2.542% due 12/25/36(c)	1,156,277
1,149,543	Greenpoint Home Equity Loan Trust, 2.768% due 8/15/30(c)	782,839

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	15

Schedule of investments continued

September 30, 2008

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Home Equity — 10.2% continued
376,885	GSAMP Trust, 4.072% due 11/25/34(c)	$284,496
915,758	Home Equity Mortgage Trust, 2.632% due 7/25/36(c)	350,223
410,000	IXIS Real Estate Capital Trust, 2.812% due 2/25/36(c)	381,735
201,303	JP Morgan Mortgage Acquisition Corp., 2.732% due 7/25/35(c)	198,098
2,294,818	Lehman XS Trust, 3.972% due 7/25/35(c)	1,498,615
96,507	Long Beach Mortgage Loan Trust, 2.612% due 11/25/35(c)	95,691
221,881	MASTR Second Lien Trust, 2.742% due 9/25/35(c)	180,017
	Morgan Stanley ABS Capital I:
1,100,000	2.842% due 2/25/37(c)	184,822
1,000,000	2.892% due 2/25/37(c)	106,030
800,000	3.022% due 2/25/37(c)	62,068
500,000	3.472% due 2/25/37(c)	31,083
700,000	3.672% due 2/25/37(c)	36,904
631,663	Morgan Stanley Mortgage Loan Trust, 2.592% due 10/25/36(c)	605,909
250,601	Option One Mortgage Loan Trust, 2.872% due 2/25/35(c)	224,038
	RAAC Series:
656,196	2.742% due 5/25/36(a)(c)	533,253
559,930	2.722% due 2/25/37(a)(c)	422,776
558,026	3.672% due 9/25/37(c)(g)	468,742
1,122,864	2.762% due 1/25/46(a)(c)	786,315
1,200,000	3.272% due 10/25/46(a)(c)	210,517
204,425	Renaissance Home Equity Loan Trust, 2.912% due 8/25/33(c)	159,966
128,633	Renaissance Net Interest Margin Trust, 8.353% due 6/25/37(a)	2,573
	SACO I Trust:
381,796	2.822% due 9/25/35(c)	203,367
1,120,918	2.642% due 3/25/36(c)	350,345
1,133,854	2.702% due 4/25/36(c)	332,604
107,070	Sail Net Interest Margin Notes, 5.500% due 3/27/34(a)(b)(e)	11
239,713	Structured Asset Investment Loan Trust, 3.772% due 10/25/34(c)	100,758
	Structured Asset Securities Corp.:
1,084,186	2.742% due 5/25/31(a)(c)	789,089
290,000	2.652% due 5/25/47(c)	161,120
500,000	Washington Mutual Asset-Backed Certificates, 3.522% due 5/25/47(c)	53,930
		12,905,086
	Student Loan — 0.6%
720,000	SLC Student Loan Trust, 4.419% due 12/15/32(c)	705,071
	TOTAL ASSET-BACKED SECURITIES (Cost — $25,371,886)	14,201,831

See Notes to Financial Statements.

16	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — 21.3%
449,649	Adjustable Rate Mortgage Trust, 2.742% due 2/25/36(c)	$273,775
	American Home Mortgage Investment Trust:
410,000	3.272% due 11/25/45(c)	69,893
614,940	5.350% due 11/25/45(c)	410,245
	Banc of America Funding Corp.:
918,817	6.000% due 5/20/33	884,762
869,435	4.541% due 6/20/35(c)	468,451
1,018,046	Countrywide Alternative Loan Trust, 3.418% due 7/20/35(c)	678,125
1,608,160	Countrywide Home Loans, 5.310% due 2/20/36(c)	1,324,078
	Downey Savings & Loan Association Mortgage Loan Trust:
1,198,753	3.360% due 8/19/45(c)	766,027
602,940	3.775% due 3/19/46(c)	331,617
602,940	3.775% due 3/19/47(c)	171,084
	Federal Home Loan Mortgage Corp.(FHLMC):
	PAC IO:
4,215,216	5.000% due 1/15/19(e)(k)	540,106
4,823,694	5.000% due 5/15/23(e)(k)	729,248
317,432	5.000% due 5/15/23(e)(k)	41
4,614,202	5.000% due 1/15/24(e)(k)	162,286
2,511,985	5.000% due 5/15/24(e)(k)	38,986
7,060,704	5.000% due 7/15/26(e)(k)	400,029
5,080,030	PAC-1 IO, 5.000% due 3/15/22(e)(k)	689,631
	Federal National Mortgage Association (FNMA), STRIPS, IO:
3,885,315	5.500% due 7/1/18(c)(e)(k)	601,337
12,340,388	5.000% due 7/1/33(e)(k)	2,663,434
368,712	Harborview Mortgage Loan Trust, 2.808% due 1/19/35(c)	254,750
	Indymac Index Mortgage Loan Trust:
471,073	2.902% due 9/25/34(c)	331,206
135,048	2.872% due 11/25/34(c)	92,343
146,618	2.862% due 12/25/34(c)	96,008
1,071,251	5.373% due 10/25/35(c)	732,385
640,084	Lehman XS Trust, 2.772% due 11/25/35(c)	407,995
249,370	Long Beach Mortgage Loan Trust, 3.297% due 9/25/31(c)	164,926
1,347,684	Luminent Mortgage Trust, 2.672% due 2/25/46(c)	830,974
	MASTR ARM Trust:
324,547	5.060% due 12/25/33(c)	332,223
995,270	3.272% due 12/25/46(c)	550,664
1,605,527	Morgan Stanley Mortgage Loan Trust, 5.609% due 5/25/36(c)	1,247,175
681,249	Residential Accredit Loans Inc., 2.752% due 12/25/45(c)	438,871
1,223,375	Structured Adjustable Rate Mortgage Loan Trust, 2.842% due 7/25/34(c)	940,789

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	17

Schedule of investments continued

September 30, 2008

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Structured Asset Mortgage Investments Inc.:
1,359,197	2.702% due 2/25/36(c)	$830,520
641,651	2.682% due 4/25/36(c)	391,028
	Structured Asset Securities Corp.:
343,701	3.572% due 2/25/28(c)	320,206
166,377	3.012% due 3/25/28(c)	142,486
490,403	3.412% due 8/25/28(c)	419,771
5,839,115	6.183% due 6/25/35(a)(c)(g)	5,255,203
	WaMu Mortgage Pass-Through Certificates:
352,803	5.659% due 3/25/37(c)	270,618
784,434	2.832% due 7/25/45(c)	317,530
421,493	Washington Mutual Mortgage Pass-Through Certificates, 4.019% due 4/25/46(c)	260,865
1,095,784	Wells Fargo Mortgage Backed Securities Trust, 4.612% due 1/25/35(c)	983,644
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $33,006,738)	26,815,335
COLLATERALIZED SENIOR LOANS — 7.6%
CONSUMER DISCRETIONARY — 2.0%
	Distributors — 0.5%
953,328	Keystone Auto Industry Inc., Term Loan B, 6.506% due 1/12/12(c)	624,430
	Hotels, Restaurants & Leisure — 0.1%
750,000	BLB Worldwide Holdings Inc., Term Loan, 7.060% due 8/15/12(c)	150,000
	Media — 1.1%
992,500	Charter Communications Operating LLC, First Lien, 4.800% due 3/5/14(c)	792,759
987,437	Idearc Inc., Term Loan B, 5.767% due 11/17/14(c)	583,576
		1,376,335
	Multiline Retail — 0.3%
500,000	Neiman Marcus Group Inc., Term Loan B, 4.565% due 3/13/13(c)	434,861
	TOTAL CONSUMER DISCRETIONARY	2,585,626
ENERGY — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
	Ashmore Energy International:
47,569	Synthetic Revolving Credit Facility, 5.801% due 3/30/12(c)	43,763
343,041	Term Loan, 6.762% due 3/30/14(c)	315,598
	Targa Resources Inc., Term Loans:
340,919	5.969% due 10/28/12(c)	308,532
193,548	Tranche A, 4.801% due 10/28/12(c)	175,161
	TOTAL ENERGY	843,054

See Notes to Financial Statements.

18	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
FINANCIALS — 0.3%
	Diversified Financial Services — 0.3%
495,000	Chrysler Financial, Term Loan B, 6.820% due 8/3/12(c)	$336,229
HEALTH CARE — 1.3%
	Health Care Providers & Services — 1.3%
987,437	HCA Inc., Term Loan B, 6.012% due 11/18/13(c)	868,328
942,994	Health Management Association, Term Loan B, 5.512% due 2/28/14(c)	799,187
	TOTAL HEALTH CARE	1,667,515
INDUSTRIALS — 1.3%
	Trading Companies & Distributors — 1.3%
1,129,452	Penhall International Corp., Term Loan, 10.104% due 4/1/12(c)	734,144
1,000,000	Transdigm Inc. Term B, 5.210% due 6/23/13(c)	925,625
	TOTAL INDUSTRIALS	1,659,769
TELECOMMUNICATION SERVICES — 0.7%
	Diversified Telecommunication Services — 0.7%
987,342	Cablevision Systems Corp., Term Loan B, 4.569% due 3/30/13(c)	874,502
UTILITIES — 1.3%
	Electric Utilities — 0.7%
990,000	TXU Corp., Term Loan B, 6.228% due 10/10/14(c)	840,263
	Independent Power Producers & Energy Traders — 0.6%
845,021	NRG Energy Inc., Term Loan, 5.262% due 2/1/13(c)	746,670
	TOTAL UTILITIES	1,586,933
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $12,291,100)	9,553,628
MORTGAGE-BACKED SECURITIES — 16.1%
FHLMC — 5.4%
	Federal Home Loan Mortgage Corp. (FHLMC):
219,111	4.732% due 4/1/35(c)(k)	220,468
383,689	4.796% due 1/1/36(c)(k)	383,840
240,967	5.418% due 3/1/36(c)(k)	244,014
3,082,222	5.980% due 7/1/36(c)(k)	3,144,159
185,434	5.807% due 4/1/37(c)(k)	188,824
177,591	5.889% due 4/1/37(c)(k)	181,337
1,079,790	4.937% due 10/1/37(c)(k)	1,085,952
8,374	5.000% due 6/1/38-9/1/38(k)	8,163
	Gold:
382,279	7.000% due 6/1/17(k)	402,695
1,000,000	6.000% due 10/14/38(h)(k)	1,012,344
	TOTAL FHLMC	6,871,796

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	19

Schedule of investments continued

September 30, 2008

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†		SECURITY	VALUE
FNMA — 10.7%
		Federal National Mortgage Association (FNMA):
258,584		5.500% due 1/1/14-4/1/35(k)	$ 263,359
1,148,359		7.000% due 3/15/15-6/1/32(k)	1,211,636
748,778		5.030% due 1/1/33(c)(k)	757,435
3,318,311		4.143% due 5/1/33(c)(k)	3,344,368
757,901		4.314% due 1/1/35(c)(k)	757,088
1,789,495		4.553% due 1/1/35(c)(k)	1,835,039
125,439		5.854% due 3/1/36(c)(k)	127,958
173,037		6.000% due 9/1/37(k)	175,482
2,200,000		5.000% due 10/14/38(h)(k)	2,143,968
2,500,000		5.500% due 10/14/38(h)(k)	2,493,360
300,000		6.000% due 10/14/38(h)(k)	303,891
24,506		STRIPS, IO, 5.619% due 12/1/36(c)(k)	24,617
		TOTAL FNMA	13,438,201
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $20,277,279)	20,309,997
SOVEREIGN BONDS — 3.2%
		Argentina — 0.4%
		Republic of Argentina:
657,000		Bonds, 7.000% due 9/12/13(g)	444,205
		GDP Linked Securities:
275,000	EUR	1.262% due 12/15/35(c)(g)	29,405
270,000		1.330% due 12/15/35(c)(g)	21,600
17,385	ARS	1.383% due 12/15/35(c)(g)	433
		Total Argentina	495,643
		Brazil — 0.3%
740,000	BRL	Brazil Nota do Tesouro Nacional, 10.000% due 1/1/12	344,551
		Ecuador — 0.2%
325,000		Republic of Ecuador, 10.000% due 8/15/30(a)	237,250
		El Salvador — 0.0%
29,000		Republic of El Salvador, 8.250% due 4/10/32(a)	29,435
		Mexico — 0.4%
565,000		United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	569,238
		Panama — 0.5%
		Republic of Panama:
391,000		9.375% due 4/1/29	486,795
130,000		6.700% due 1/26/36	123,500
		Total Panama	610,295
		Russia — 0.8%
655,000		Russian Federation, 12.750% due 6/24/28(a)	1,058,467

See Notes to Financial Statements.

20	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Venezuela — 0.6%
	Bolivarian Republic of Venezuela:
24,000	8.500% due 10/8/14	$18,960
232,000	5.750% due 2/26/16	151,380
	Collective Action Securities:
105,000	9.375% due 1/13/34	73,237
500,000	Notes, 10.750% due 9/19/13	461,250
	Total Venezuela	704,827
	TOTAL SOVEREIGN BONDS (Cost — $4,524,047)	4,049,706
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.6%
	U.S. Government Agencies — 1.6%
1,000,000	Federal Home Loan Bank (FHLB), 2.629% due 1/23/09(c)(i)	998,952
1,000,000	Federal National Mortgage Association (FNMA), 2.749% due 2/12/10(c)(k)	998,190
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $2,001,333)	1,997,142

SHARES
PREFERRED STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Automobiles — 0.0%
100	Ford Motor Co., Series F, 7.550%	975
FINANCIALS — 0.0%
	Diversified Financial Services — 0.0%
600	Preferred Plus, Trust, Series FRD-1, 7.400%	4,770
1,700	Saturns, Series F 2003-5, 8.125%	11,900
	TOTAL FINANCIALS	16,670
	TOTAL PREFERRED STOCKS (Cost — $42,106)	17,645

NOTIONAL PAR†
PURCHASED OPTIONS — 0.1%
1,000,000	Credit default swaption with Barclays Capital Inc. to sell protection on Dow Jones CDX.NA.IG.10 Index, Put @ 1.40%, expires 12/22/08(g)	21,200
2,200,000	Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Dow Jones CDX.NA.IG.10 Index, Put @ 1.55%, expires 12/22/08(g)	39,380
900,000	Credit default swaption with JPMorgan Securities Inc. to sell protection on Dow Jones CDX.NA.IG.10 Index, Put @ 1.55%, expires 12/22/08(g)	16,110
	TOTAL PURCHASED OPTIONS (Cost — $69,960)	76,690
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $151,495,732)	121,056,426

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	21

Schedule of investments continued

September 30, 2008

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
SHORT-TERM INVESTMENTS — 4.1%
	U.S. Government Agency — 0.1%
200,000	Federal National Mortgage Association (FNMA), Discount Notes, 1.825% - 2.666% due 12/15/08(i)(j)(k) (Cost — $198,896)	$ 198,969
	Repurchase Agreement — 4.0%
5,029,000	Morgan Stanley tri-party repurchase agreement dated 9/30/08, 1.250% due 10/1/08; Proceeds at maturity — $5,029,175; (Fully collateralized by U.S. government agency obligation, 7.125% due 6/15/10; Market value — $5,229,345) (Cost — $5,029,000)	5,029,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $5,227,896)	5,227,969
	TOTAL INVESTMENTS — 100.3% (Cost — $156,723,628#)	126,284,395
	Liabilities in Excess of Other Assets — (0.3)%	(405,513)
	TOTAL NET ASSETS — 100.0%	$125,878,882

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is currently in default.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Illiquid security.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(j)	Rate shown represents yield-to-maturity.
(k)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.
#	Aggregate cost for federal income tax purposes is $156,973,508.

Abbreviations used in this schedule:

ARM	—	Adjustable Rate Mortgage
ARS	—	Argentine Peso
BRL	—	Brazilian Real
EUR	—	Euro
GDP	—	Gross Domestic Product
GMAC	—	General Motors Acceptance Corp.
GSAMP	—	Goldman Sachs Alternative Mortgage Products
IO	—	Interest Only
MASTR	—	Mortgage Asset Securitization Transactions Inc.
OJSC	—	Open Joint Stock Company
PAC	—	Planned Amortization Class
RUB	—	Russian Ruble
STRIPS	—	Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

22	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SCHEDULE OF WRITTEN OPTIONS — (0.2)%

CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
6	Eurodollar Futures, Call	9/14/09	$97.63	$ 3,862
31	Eurodollar Futures, Put	12/12/08	96.25	23,250
44	Eurodollar Futures, Put	3/16/09	96.50	23,100
16	Eurodollar Futures, Put	3/16/09	97.50	26,400
20	U.S. Treasury 5-Year Note Futures, Call	10/24/08	114.00	9,910
24	U.S. Treasury 5-Year Note Futures, Call	11/21/08	118.00	3,938
32	U.S. Treasury 5-Year Note Futures, Call	11/21/08	115.50	14,000
20	U.S. Treasury 5-Year Note Futures, Put	10/24/08	110.00	4,910
32	U.S. Treasury 5-Year Note Futures, Put	11/21/08	109.50	16,500
24	U.S. Treasury 5-Year Note Futures, Put	11/21/08	112.00	25,125
NOTIONAL PAR			STRIKE RATE
$2,000,000	Credit default swaption with Barclays Capital Inc. to sell protection on Dow Jones CDX.NA.IG.10 Index, Put	12/22/08*	1.97%	23,600
4,400,000	Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Dow Jones CDX.NA.IG.10 Index, Put	12/22/08*	2.05%	48,400
1,800,000	Credit default swaption with JPMorgan Securities Inc. to sell protection on Dow Jones CDX.NA.IG.10 Index, Put	12/22/08*	2.05%	19,800
	TOTAL WRITTEN OPTIONS (Premiums Received — $188,602)			$242,795

*  Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	23

Statement of assets and liabilities

September 30, 2008

ASSETS:
Investments, at value (Cost — $156,723,628)	$ 126,284,395
Foreign currency, at value (Cost — $27,222)	23,840
Cash	88,458
Receivable for securities sold	17,239,515
Interest receivable	1,640,630
Deposits with brokers for open swap contracts	1,150,000
Interest receivable for open swap contracts	268,236
Receivable from broker — variation margin	233,781
Unrealized appreciation on swaps	38,858
Principal paydown receivable	7,303
Prepaid expenses	14,160
Total Assets	146,989,176
LIABILITIES:
Payable for securities purchased	18,601,879
Unrealized depreciation on swaps	873,050
Distributions payable	590,964
Interest payable for open swap contracts	374,589
Written options, at value (premium received $188,602)	242,795
Investment management fee payable	98,004
Payable for closed swap contracts	85,942
Payable for open forward currency contracts	71,422
Premium paid for open swaps	49,705
Directors’ fees payable	1,555
Accrued expenses	120,389
Total Liabilities	21,110,294
TOTAL NET ASSETS	$125,878,882
NET ASSETS:
Par value ($0.001 par value; 8,323,434 shares issued and outstanding; 100,000,000 shares authorized)	$ 8,323
Paid-in capital in excess of par value	158,195,188
Overdistributed net investment income	(923,555)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(492,498)
Net unrealized depreciation on investments, futures contracts, options written, swap contracts and foreign currencies	(30,908,576)
TOTAL NET ASSETS	$125,878,882
Shares Outstanding	8,323,434
Net Asset Value	$15.12

See Notes to Financial Statements.

24	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

Statement of operations

For the Year Ended September 30, 2008

INVESTMENT INCOME:
Interest	$ 9,537,436
Dividends	4,752
Total Investment Income	9,542,188
EXPENSES:
Investment management fee (Note 2)	1,185,463
Interest expense (Note 3)	98,740
Shareholder reports	91,936
Audit and tax	62,666
Legal fees	22,703
Transfer agent fees	17,263
Stock exchange listing fees	17,098
Directors’ fees	10,316
Custody fees	4,085
Insurance	2,665
Miscellaneous expenses	8,856
Total Expenses	1,521,791
Less: Fees paid indirectly (Note 1)	(640)
Net Expenses	1,521,151
NET INVESTMENT INCOME	8,021,037
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	181,873
Futures contracts	665,125
Written Options	156,114
Swap contracts	93,733
Foreign currency transactions	47,129
Net Realized Gain	1,143,974
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(29,531,372)
Futures contracts	416,106
Written Options	(54,193)
Swap contracts	(1,598,322)
Foreign currencies	(95,107)
Change in Net Unrealized Appreciation/Depreciation	(30,862,888)
Increase From Payment by Affiliate (Note 2)	349
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(29,718,565)
DECREASE IN NET ASSETS FROM OPERATIONS	$(21,697,528)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	25

Statements of changes in net assets

FOR THE YEARS ENDED SEPTEMBER 30,	2008	2007
OPERATIONS:
Net investment income	$ 8,021,037	$ 8,910,387
Net realized gain	1,143,974	162,848
Change in net unrealized appreciation/depreciation	(30,862,888)	(3,925,043)
Increase from payment by affiliate	349	—
Increase (Decrease) in Net Assets From Operations	(21,697,528)	5,148,192
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(7,949,598)	(10,862,490)
Net realized gains	(1,339,354)	(1,204,824)
Decrease in Net Assets From Distributions to Shareholders	(9,288,952)	(12,067,314)
DECREASE IN NET ASSETS	(30,986,480)	(6,919,122)
NET ASSETS:
Beginning of year	156,865,362	163,784,484
End of year*	$125,878,882	$156,865,362
* Includes overdistributed net investment income of:	$(923,555)	$(616,299)

See Notes to Financial Statements.

26	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30,

UNLESS OTHERWISE NOTED:

	2008[1]	2007[1]	2006[1]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$18.85	$19.68	$19.47	$19.06 [3]
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.96	1.07	1.04	0.86
Net realized and unrealized gain (loss)	(3.57)	(0.45)	0.36	0.45
Total income (loss) from operations	(2.61)	0.62	1.40	1.31
LESS DISTRIBUTIONS FROM:
Net investment income	(0.96)	(1.31)	(1.07)	(0.85)
Net realized gains	(0.16)	(0.14)	(0.12)	—
Return of capital	—	—	—	(0.05)
Total distributions	(1.12)	(1.45)	(1.19)	(0.90)
NET ASSET VALUE, END OF YEAR	$15.12	$18.85	$19.68	$19.47
MARKET PRICE, END OF YEAR	$12.00	$16.91	$17.36	$17.16
Total return, based on NAV[4,5]	(14.40)%[6]	3.21%	7.45%	7.06%
Total return, based on Market Price[5]	(23.67)%[6]	5.75%	8.46%	(9.82)%
NET ASSETS, END OF YEAR (000s)	$125,879	$156,865	$163,784	$162,066
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.06%	0.97%[7]	2.35%	1.65%[8]
Gross expenses, excluding interest expense	0.99	0.97 [7]	1.16	1.07 [8]
Net expenses	1.06 [9]	0.97 [7,10]	2.34 [10]	1.65 [8]
Net expenses, excluding interest expense	0.99 [9]	0.97 [7,10]	1.16 [10]	1.07 [8]
Net investment income	5.59	5.53	5.35	4.94 [8]
PORTFOLIO TURNOVER RATE	77%[11]	160%[11]	27%	46%

1	Per share amounts have been calculated using the average shares method.
2	For the period October 26, 2004 (inception date) to September 30, 2005.
3	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
4

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
7

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.97%.

8	Annualized.
9	There was no impact to the expense ratio as a result of fees paid indirectly.
10	Reflects fee waivers and/or expense reimbursements.
11

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 205% and 197% for the years ended September 30, 2008 and 2007, respectively.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial

28	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	29

Notes to financial statements continued

uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(g) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a

30	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations and are amortized over the life of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed-income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	31

Notes to financial statements continued

(same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its Director or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(k) Reverse repurchase agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items

32	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	33

Notes to financial statements continued

(n) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(p) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.

34	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed net investment income	Accumulated net realized loss
(a)	$(378,695)	$378,695
(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed-income securities, income from mortgage-backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar-denominated debt securities. Western Asset Limited does not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on assets managed by Western Asset Limited.

For the year ended September 30, 2008, LMPFA reimbursed the Fund in the amount of $349 for losses incurred resulting from an investment transaction error.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$35,347,094	$250,851,071
Sales	30,650,653	263,315,726

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	35

Notes to financial statements continued

At September 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,939,807
Gross unrealized depreciation	(32,628,920)
Net unrealized depreciation	$(30,689,113)

At September 30, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euribor	67	3/09	$22,440,718	$22,524,787	$ 84,069
Eurodollar	98	3/09	23,650,452	23,773,575	123,123
Eurodollar	4	6/09	961,670	969,600	7,930
Eurodollar	6	9/09	1,442,867	1,453,125	10,258
Germany Federal Republic 2-Year Bonds	24	12/08	3,516,012	3,524,580	8,568
Germany Federal Republic 5-Year Bonds	58	12/08	8,893,694	8,953,088	59,394
Libor	88	3/09	18,552,745	18,589,636	36,891
U.S. Treasury 2-Year Notes	235	12/08	50,033,729	50,157,813	124,084
U.S. Treasury 10-Year Notes	57	12/08	6,562,484	6,533,625	(28,859)
					425,458

Contracts to Sell:
U.S. Treasury 5-Year Notes	94	12/08	10,588,467	10,550,031	38,436
Net Unrealized Gain on Open Futures Contracts					$463,894

Options on futures which trade on the Eurex and Liffe exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

At September 30, 2008, the Fund held the following purchased options on futures contracts:

SECURITY	NUMBER OF CONTRACTS	STRIKE PRICE	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Euribor, Call	72	96.00EUR	12/15/08	$32,867	$67,112	$34,245

36	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

At September 30, 2008, the Fund had the following open forward foreign currency contract as described below:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Buy:
Euro	412,923	$582,854	11/5/08	$(71,422)

During the year ended September 30, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS/ NOTIONAL PAR($)	PREMIUMS
Written options, outstanding September 30, 2007	—	—
Written options	16,900,564	$ 381,731
Options closed	(287)	(130,784)
Options expired	(8,700,028)	(62,345)
Written options, outstanding September 30, 2008	8,200,249	$ 188,602

At September 30, 2008, the Fund had the following open swap contracts:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND*	PERIODIC PAYMENTS RECEIVED BY THE FUND*	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps:
JPMorgan Chase Bank	$10,000,000	1/7/15	4.665%	6-Month LIBOR	$(230,338)
JPMorgan Chase Bank	18,000,000	12/7/14	4.655%	6-Month LIBOR	(439,711)
Barclay’s Capital Inc.	5,520,000	3/18/19	4.250%	3-Month LIBOR	38,858
					(631,191)
Credit Default Swaps:
JPMorgan Chase Bank (CDX North America Crossover Index)	3,069,000	6/20/12	(a)	2.750% quarterly	(203,001)
Net unrealized depreciation on open swap contracts					$(834,192)

(a)	As a seller of protection, the Fund will pay an amount up to the notional value of the swap, and in certain instances take delivery of the security if a credit event occurs.
*	Percentage shown is annual percentage rate.

Transactions in reverse repurchase agreements for the Fund during the year ended September 30, 2008 were as follows:

AVERAGE DAILY BALANCE*	WEIGHTED AVERAGE INTEREST RATE*	MAXIMUM AMOUNT OUTSTANDING
$26,691,859	2.774%	$29,341,006

*  Average based on number of days the Fund had reverse repurchase agreements outstanding.

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	37

Notes to financial statements continued

Interest rates on reverse repurchase agreements ranged from 2.500% to 4.250% during the year ended September 30, 2008. Interest expense incurred on reverse repurchase agreements totaled $98,740.

At September 30, 2008, the Fund held TBA securities with a total cost of $5,988,648.

4. Distributions subsequent to September 30, 2008

On October 15, 2008, the Fund announced a distribution in the amount of $0.0660 per share payable on October 31, 2008 to shareholders of record on October 24, 2008. Also, on November 12, 2008, the Fund announced a distribution in the amount of $0.0660 per share payable on November 28, 2008 to shareholders of record on November 21, 2008.

5. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30 was as follows:

	2008	2007
Distributions Paid From:
Ordinary income	$8,607,735	$11,249,421
Net long-term capital gains	681,217	817,893
Total distributions paid	$9,288,952	$12,067,314

As of September 30, 2008, the components of accumulated earnings on a tax basis were as follows:

Other book/tax temporary differences(a)	$ (1,166,173)
Unrealized appreciation/(depreciation)(b)	(31,158,456)
Total accumulated earnings/(losses) — net	$(32,324,629)

During the taxable year ended September 30, 2008, the Fund utilized $340,251 of its capital loss carryforward available from prior years.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, the deferral of post-October currency losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium on fixed-income securities.

38	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

6. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its December 31, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report	39

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Variable Rate Strategic Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Variable Rate Strategic Fund Inc. as of September 30, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from October 26, 2004 (commencement of operations) through September 30, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Variable Rate Strategic Fund Inc. as of September 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2008

40	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Variable Rate Strategic Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS:

CAROL L. COLMAN

c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”), 620 Eighth Avenue, New York, NY 10018

Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past 5 years	President, Colman Consulting Co.
Number of portfolios in fund complex overseen by director (including the Fund)	23
Other board member- ships held by Director	None
DANIEL P. CRONIN c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past 5 years	Retired; Formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	23
Other board member- ships held by Director	None

Western Asset Variable Rate Strategic Fund Inc.	41

Additional information (unaudited) continued

Information about Directors and Officers

PAOLO M. CUCCHI c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past 5 years	Professor of Italian and French languages, Drew University (since 1984); Formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2008)
Number of portfolios in fund complex overseen by director (including the Fund)	23
Other board member- ships held by Director	None
LESLIE H. GELB c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1994
Principal occupation(s) during past 5 years

President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); Formerly, President, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	23
Other board member- ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”): India Fund Inc. and Asia Tigers Fund, Inc.
WILLIAM R. HUTCHINSON c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past 5 years	President, W.R. Hutchinson & Associates Inc. (since 2001)
Number of portfolios in fund complex overseen by director (including the Fund)	23
Other board member- ships held by Director	Director of Associated Banc-Corp.

42	Western Asset Variable Rate Strategic Fund Inc.

RIORDAN ROETT c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past 5 years	The Sarita and Don Johnston Professor of Political Science and Director, of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)
Number of portfolios in fund complex overseen by director (including the Fund)	23
Other board member- ships held by Director	None
JESWALD W. SALACUSE c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1994
Principal occupation(s) during past 5 years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	23
Other board member- ships held by Director	Director of two registered investment companies advised by Blackstone Advisors

Western Asset Variable Rate Strategic Fund Inc.	43

Additional information (unaudited) continued

Information about Directors and Officers

INTERESTED DIRECTORS:

R. JAY GERKEN, CFA[2] Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past 5 years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	148
Other board member- ships held by Director	None

OFFICERS:

KAPREL OZSOLAK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past 5 years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; Formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

44	Western Asset Variable Rate Strategic Fund Inc.

TED P. BECKER Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past 5 years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL Legg Mason, 100 First Stamford Place, Stamford, CT 06902

Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past 5 years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason, 100 First Stamford Place, Stamford, CT 06902

Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past 5 years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

Western Asset Variable Rate Strategic Fund Inc.	45

Additional information (unaudited) continued

Information about Directors and Officers

STEVEN FRANK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (Since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

1

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2010, year 2011 and year 2009, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

46	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Variable Rate Strategic Fund Inc.	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2008:

Record date:	Daily	Daily	8/22/2008
Payable date:	October 2007 through December 2007	January 2008 through September 2008	8/29/2008
Interest from federal obligations	1.99%	—	—
Long-term capital gain dividend	—	—	$0.081843

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

48	Western Asset Variable Rate Strategic Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in noncertificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

Western Asset Variable Rate Strategic Fund Inc.	49

Dividend reinvestment plan (unaudited) continued

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

50	Western Asset Variable Rate Strategic Fund Inc. 2008 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadvisers
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Western Asset Management Company Limited
William R. Hutchinson
Riordan Roett	Custodian
Jeswald W. Salacuse	State Street Bank and Trust Company
225 Franklin Street
Officers	Boston, Massachusetts 02110
R. Jay Gerken, CFA
President and Chief Executive Officer	Transfer agent
Kaprel Ozsolak	American Stock Transfer & Trust Company
Chief Financial Officer and Treasurer	59 Maiden Lane
Ted P. Becker	New York, New York 10038
Chief Compliance Officer
Robert I. Frenkel	Independent registered public accounting firm
Secretary and Chief Legal Officer	KPMG LLP
Thomas C. Mandia	345 Park Avenue
Assistant Secretary	New York, New York 10154
Steven Frank
Controller	Legal counsel
Albert Laskaj	Simpson Thacher & Bartlett LLP
Controller	425 Lexington Avenue
New York, New York 10017
Western Asset Variable Rate Strategic Fund Inc.
55 Water Street	New York Stock Exchange Symbol
New York, New York 10041	GFY

Western Asset Variable Rate Strategic Fund Inc.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Variable Rate Strategic Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX010407 11/08 SR08-682

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2007 and September 30, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $56,500 in 2007 and $59,500 in 2008.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4 for Western Asset Variable Rate Strategic Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Variable Rate Strategic Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,150 in 2007 and $2.650 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Variable Rate Strategic Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Variable Rate Strategic Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee August implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes August impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services August not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Variable Rate Strategic Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Variable Rate Strategic Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Variable Rate Strategic Fund Inc. during the reporting period were $0 in 2008.

 (h) Yes.  Western Asset Variable Rate Strategic Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Variable Rate Strategic Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

James J. Flick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager at Western Asset for the past five years.

Andrea Mack Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund;portfolio manager at Western Asset for the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech‡	115 registered investment companies with $111.1 billion in total assets under management	275 Other pooled investment vehicles with $222.5 billion in assets under management	1,006 Other accounts with $251.6 billion in total assets under management*

Stephen A. Walsh‡	115 registered investment companies with $111.1 billion in total assets under management	275 Other pooled investment vehicles with $222.5 billion in assets under management	1,006 Other accounts with $251.6 billion in total assets under management*

Keith J. Gardner‡	7 registered investment companies with $1.1 billion in total assets under management	8 Other pooled investment vehicles with $1.1 billion in assets under management	0 Other accounts with $0 million in total assets under management

Michael C. Buchanan‡	18 registered investment Companies with $8.3 billion in total assets Under management	9 Other pooled investment vehicles with $5.4 billion in assets under management	18 Other accounts with $2.1 billion in total assets under management

Detlev Schlichter‡	2 registered investment Companies with $0.2 billion in total assets Under management	29 Other pooled investment vehicles with $3.9 billion in assets under management	67 Other accounts with $23.3 billion in total assets under management**

James J. Flick‡	5 registered investment Companies with $0.8 billion in total assets Under management	13 Other pooled investment vehicles with $3.1 billion in assets under management	77 Other accounts with $28.1 billion in total assets under management***

Andrea Mack‡	1 registered investment Companies with $10.9 million in total assets Under management	0 Other pooled investment vehicles with $0.0 billion in assets under management	19 Other accounts with $4.8 billion in total assets under management

*	Includes 94 accounts managed, totaling $26.4 billion, for which advisory fee is performance based.

**	Includes 19 accounts managed, totaling $6.2 billion, for which advisory fee is performance based.

***	Includes 5 accounts managed, totaling $1.0 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Performance is reviewed on a 1, 3 and 5 year basis for compensation – with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                            CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an SEMI-ANNUAL report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                            EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date:	December 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken`
Chief Executive Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date:	December 3, 2008

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date:	December 3, 2008